UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7686

Western Asset Emerging Markets Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2010

ITEM 1.          REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

November 30, 2010

Semi-Annual Report

Western Asset Emerging Markets Income Fund Inc.

(EMD)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Emerging Markets Income Fund Inc.

Fund objectives

The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	12

Statement of operations	13

Statements of changes in net assets	14

Financial highlights	15

Notes to financial statements	16

Board approval of management and subadvisory agreements	27

Additional shareholder information	34

Dividend reinvestment plan	35

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Emerging Markets Income Fund Inc. for the six-month reporting period ended November 30, 2010. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 31, 2010

Western Asset Emerging Markets Income Fund Inc.	III

Investment commentary

Economic review

While the U.S. economy continued to expand over the six months ended November 30, 2010, economic data was mixed and unemployment remained elevated. The Federal Reserve Board (“Fed”)i expressed concerns regarding the direction of the economy and took additional actions in an attempt to spur growth. This initially caused investor sentiment to improve, but the financial markets declined toward the end of the reporting period given a re-escalation of the European sovereign debt crisis.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)ii growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy has grown at a more modest pace thus far in 2010. According to the Commerce Department, GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively. GDP growth then edged somewhat higher to 2.6% in the third quarter.

Turning to the job market, after experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. From June through September, more than 525,000 of these temporary positions were eliminated. This more than offset private sector growth and resulted in a total net loss of 300,000 jobs from June through September. The employment picture then brightened somewhat in October, as 172,000 new jobs were created. Payrolls then increased a disappointing 39,000 in November and the unemployment rate inched up to end the period at 9.8%. The unemployment rate has now exceeded 9.0% since May 2009.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. Sales then rose 7.3% and 10.0% in August and September, respectively. Sales then dipped 2.2% in October and rose 5.6% in November. Looking at home prices, the NAR reported that the median existing-home price for all housing types was $170,600 in November 2010, which was 0.4% higher than in November 2009. Prices appeared to stabilize somewhat as the number of existing homes on the

IV	Western Asset Emerging Markets Income Fund Inc.

Investment commentary (cont’d)

market declined in November. The inventory of unsold homes was a 9.5 month supply in November at the current sales level, versus a 10.5 month supply in October.

One overall bright spot for the economy has been the manufacturing sector. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown sixteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector then expanded at a faster pace in August, before moderating somewhat in September. Manufacturing then grew in October at its fastest pace since May with a reading of 56.9 for the month, before dipping to 56.6 in November.

Outside of the U.S., economic news was largely dominated by the sovereign debt crisis in Europe. In May (prior to the beginning of the reporting period), the European Union (“EU”) and International Monetary Fund (“IMF”) announced a €750 billion ($955 billion) plan to aid fiscally troubled Eurozone countries. Investors were initially skeptical that the bailout plan would be sufficient to stem the contagion of the debt crisis to other peripheral European countries. However, the debt crisis largely moved to the back burner until November 2010, when Ireland’s economic issues took center stage and resulted in another rescue package from the EU and IMF. Given the economic strains in the Eurozone, the IMF projects that growth in the region will be a modest 1.7% in 2010. Expectations for Japan’s economy are better but still relatively tepid, as the IMF’s forecast for the country’s economy is a 2.8% expansion in 2010. In contrast, many emerging market countries are experiencing strong economic growth. The IMF projects that China’s economy will expand 10.5% in 2010 and that India’s economy will grow 9.7% during the year.

Financial market overview

As the reporting period began, the financial markets were regaining their footing following a sharp sell-off that had begun in late April and continued throughout much of May. During this period, risk aversion was elevated and investors flocked to the relative safety of U.S. Treasury securities. Demand for the fixed-income spread sectors (non-Treasuries) then resumed in June and July, followed by another “flight to quality” in August. Risk appetite then returned in September and October before the financial markets again weakened beginning in mid-November.

Due to signs that economic growth was slowing toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and

Western Asset Emerging Markets Income Fund Inc.	V

Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011.

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) kept interest rates at 1.0% during the reporting period. The ECB has kept rates at this historic low since the middle of 2009. A similar stance was taken by the Bank of England as it kept rates on hold at 0.5% during the period. Japan, however, cut rates in October 2010 from 0.1% to a range of zero to 0.1%, the lowest level since 2006. In contrast, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

Fixed-income market review

As discussed earlier, just prior to the beginning of the six-month reporting period, investor risk aversion was elevated due to the escalating sovereign debt crisis in Europe. In addition, there were uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October. The spread sectors then ended the reporting period on a weak note as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the six months ended November 30, 2010. When the period began, two- and ten-year Treasury yields were 0.76% and 3.31%, respectively. On June 3, 2010, two- and ten-year Treasury yields peaked at 0.82% and 3.39%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the remainder of the reporting period. When the period ended on November 30, 2010, two-year Treasury yields were 0.45%, versus a low of 0.33% earlier in the month. Ten-year Treasury yields ended the period at 2.81%, which was higher than their trough of 2.41% that occurred in October. Longer-term yields moved higher toward the end of the period as fears of future inflation increased in light of the Fed’s additional policy accommodation. For the six months ended November 30, 2010, the Barclays Capital U.S. Aggregate Indexiv returned 3.85%. In contrast, the Barclays Capital Global Aggregate Index (Hedged)v returned 1.99% over the same time frame.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month, except

VI	Western Asset Emerging Markets Income Fund Inc.

Investment commentary (cont’d)

for November 2010 when risk aversion rose sharply. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvi returned 9.42% for the six months ended November 30, 2010.

Emerging market debt prices rallied over the reporting period, also posting positive returns each month during the period except for November 2010. This solid performance was triggered by strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 8.82% over the six months ended November 30, 2010.

Performance review

For the six months ended November 30, 2010, Western Asset Emerging Markets Income Fund Inc. returned 11.64% based on its net asset value (“NAV”)viii and 16.94% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned 8.82% for the same period. The Lipper Emerging Markets Debt Closed-End Funds Category Averageix returned 10.52% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.46 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2010 (unaudited)

Price Per Share	6-Month Total Return*
$14.82 (NAV)	11.64%
$13.64 (Market Price)	16.94%

All figures represent past performance and are not a guarantee of future results.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Looking for additional information?

The Fund is traded under the symbol “EMD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEMDX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Western Asset Emerging Markets Income Fund Inc.	VII

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 31, 2010

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. Foreign bonds are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. High-yield bonds are subject to additional risks such as increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

i

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

v

The Barclays Capital Global Aggregate Index (Hedged) is a broad-based bond index that measures a wide spectrum of global government, government-related agencies, corporate and securitized fixed-income investments, all with maturities greater than one year.

vi

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 8 funds in the Fund’s Lipper category.

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Western Asset Emerging Markets Income Fund Inc. 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†   The bar graph above represents the composition of the Fund’s investments as of November 30, 2010 and May 31, 2010 and does not include derivatives such as futures contracts, forward foreign currency contracts, and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Emerging Markets Income Fund Inc. 2010 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — November 30, 2010

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

EM	— Emerging Markets
EMD	— Western Asset Emerging Markets Income Fund Inc.
EMBI Global	— JPMorgan Emerging Markets Bond Index Global
IG Credit	— Investment Grade Credit
Non-$	— Non-U.S. Dollar

Western Asset Emerging Markets Income Fund Inc. 2010 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — November 30, 2010

Effective duration measures the sensitivity to changes in Treasury yields. Effective duration is quantified as the % change in price resulting from a 100 basis points change in Treasury yields. For a security with positive effective duration, an increase in Treasury yields would result in a price decline and a decline in Treasury yields would result in a price increase. This chart highlights the interest rate exposure of the Fund’s portfolio relative to the selected benchmark as of the end of the reporting period.

EM	— Emerging Markets
EMD	— Western Asset Emerging Markets Income Fund Inc.
EMBI Global	— JPMorgan Emerging Markets Bond Index Global
IG Credit	— Investment Grade Credit
Non-$	— Non-U.S. Dollar

4	Western Asset Emerging Markets Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited)

November 30, 2010

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 54.4%
Argentina — 4.7%
Republic of Argentina	7.820%	12/31/33	9,614,142	EUR	$ 9,047,741	(a)
Republic of Argentina, GDP Linked Securities	2.840%	12/15/35	19,571,590	EUR	2,864,404	*
Republic of Argentina, GDP Linked Securities, Senior Bonds	3.169%	12/15/35	3,195,000		419,344	*
Republic of Argentina, Senior Bonds	7.000%	9/12/13	1,541,000		1,489,762
Republic of Argentina, Senior Bonds	7.000%	10/3/15	2,007,000		1,795,931
Republic of Argentina, Senior Bonds	2.260%	12/31/38	508,097	EUR	240,335
Republic of Argentina, Senior Notes	8.750%	6/2/17	4,334,544		4,330,209
Total Argentina					20,187,726
Brazil — 6.2%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	24,112,000	BRL	13,763,936
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,834,000	BRL	1,006,015
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	4,411,000	BRL	2,325,281
Federative Republic of Brazil	7.125%	1/20/37	6,537,000		8,089,537
Federative Republic of Brazil, Collective Action Securities, Notes	8.000%	1/15/18	833		998
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	910,000		972,335
Total Brazil					26,158,102
Chile — 0.4%
Republic of Chile, Senior Notes	3.875%	8/5/20	1,750,000		1,785,000
Colombia — 4.4%
Republic of Colombia	7.375%	9/18/37	9,361,000		11,654,445
Republic of Colombia, Senior Bonds	6.125%	1/18/41	760,000		813,200
Republic of Colombia, Senior Notes	7.375%	3/18/19	4,926,000		6,083,610
Total Colombia					18,551,255
Hungary — 0.7%
Republic of Hungary, Senior Notes	6.250%	1/29/20	3,090,000		3,019,329
Indonesia — 3.8%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	2,220,000		2,669,550	(b)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	10,904,000,000	IDR	1,406,755
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	21,720,000,000	IDR	2,902,017
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	21,034,000,000	IDR	2,623,892
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	3,005,000		3,470,853	(b)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	25,039,000,000	IDR	2,939,128
Total Indonesia					16,012,195
Malaysia — 0.7%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	8,930,000	MYR	2,876,402

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2010 Semi-Annual Report	5

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — 2.4%
United Mexican States	8.125%	12/30/19	6,224,000		$ 8,231,240
United Mexican States, Bonds	10.000%	12/5/24	19,610,000	MXN	2,001,133
United Mexican States, Medium-Term Notes	6.050%	1/11/40	4,000		4,270
Total Mexico					10,236,643
Panama — 2.0%
Republic of Panama	7.250%	3/15/15	1,664,000		1,955,200
Republic of Panama	9.375%	4/1/29	1,603,000		2,300,305
Republic of Panama	6.700%	1/26/36	3,520,000		4,109,600
Total Panama					8,365,105
Peru — 3.6%
Republic of Peru	8.750%	11/21/33	4,715,000		6,730,662
Republic of Peru, Bonds	7.840%	8/12/20	5,120,000	PEN	2,071,873
Republic of Peru, Bonds	6.550%	3/14/37	1,080,000		1,236,600
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	4,300,000		5,310,500
Total Peru					15,349,635
Poland — 0.8%
Republic of Poland, Bonds	5.500%	4/25/15	3,760,000	PLN	1,216,372
Republic of Poland, Senior Notes	6.375%	7/15/19	1,840,000		2,051,905
Total Poland					3,268,277
Qatar — 0.3%
State of Qatar, Senior Notes	4.000%	1/20/15	1,080,000		1,131,300	(b)
Russia — 7.8%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	1,073,000		1,089,095	(b)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	1,340,000		1,507,500	(b)
Russian Agricultural Bank, Credit-Linked Notes (HSBC Bank PLC)	8.900%	12/20/10	56,805,000	RUB	1,735,937	(a)(b)(c)(d)
Russian Foreign Bond-Eurobond	11.000%	7/24/18	110,000		154,069	(b)
Russian Foreign Bond-Eurobond	12.750%	6/24/28	617,000		1,074,197	(b)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	23,972,575		27,659,557	(b)
Total Russia					33,220,355
Turkey — 9.4%
Republic of Turkey, Bonds	10.000%	1/9/13	1,540,000	TRY	1,071,876
Republic of Turkey, Notes	6.750%	5/30/40	2,750,000		3,121,250
Republic of Turkey, Senior Bonds	5.625%	3/30/21	820,000		889,700
Republic of Turkey, Senior Bonds	11.875%	1/15/30	3,348,000		5,875,740
Republic of Turkey, Senior Notes	7.500%	7/14/17	100,000		121,250
Republic of Turkey, Senior Notes	6.875%	3/17/36	24,904,000		28,764,120
Total Turkey					39,843,936

See Notes to Financial Statements.

6	Western Asset Emerging Markets Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2010

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
United Arab Emirates — 0.2%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	860,000	$ 939,696	(b)
Venezuela — 7.0%
Bolivarian Republic of Venezuela	5.750%	2/26/16	15,166,000	10,199,135	(b)
Bolivarian Republic of Venezuela	7.000%	12/1/18	1,920,000	1,185,600	(b)
Bolivarian Republic of Venezuela	7.650%	4/21/25	933,000	534,143
Bolivarian Republic of Venezuela, Collective Action Securities	1.288%	4/20/11	3,192,000	3,120,180	(a)(b)
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	7,239,000	4,651,057
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	4,600,000	4,220,500
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	6,694,000	5,489,080
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	500,000	341,250
Total Venezuela				29,740,945
Total Sovereign Bonds (Cost — $213,675,980)				230,685,901
Collateralized Senior Loans — 0.5%
Energy — 0.5%
Ashmore Energy International, Synthetic Revolving Credit Facility	3.289%	3/30/14	248,796	244,567	(e)
Ashmore Energy International, Term Loan	3.289%	3/30/14	1,832,514	1,801,361	(e)
Total Collateralized Senior Loans (Cost — $1,912,918)				2,045,928
Corporate Bonds & Notes — 40.6%
Consumer Discretionary — 3.4%
Media — 3.4%
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	866,000	939,610	(b)
Globo Communicacoes e Participacoes SA, Senior Bonds	7.250%	4/26/22	110,000	119,350	(b)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	4,050,000	4,505,115
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	4,900,000	5,679,070
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	2,690,000	3,133,850
Total Consumer Discretionary				14,376,995
Energy — 17.7%
Oil, Gas & Consumable Fuels — 17.7%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,755,519	1,872,774	(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	2,600,000	3,113,500
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	6,160,000	6,757,520	(b)
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	910,000	993,037	(b)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,459,000	1,542,892	(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	5,216,000	5,294,240	(b)

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2010 Semi-Annual Report	7

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	1,860,000	$ 1,980,900	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	300,000	319,500	(b)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	8,666,000	9,098,503
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	3,710,000	4,015,366
Petroleos Mexicanos, Notes	8.000%	5/3/19	130,000	159,835
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	9,100,000	9,555,000
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,740,000	2,122,800	(b)
Petronas Capital Ltd.	5.250%	8/12/19	8,980,000	9,988,364	(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,758,000	1,945,783	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,429,000	2,879,944	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	2,640,000	2,895,600	(b)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	2,220,000	2,115,038	(b)
TNK-BP Finance SA	6.625%	3/20/17	2,387,000	2,542,155	(b)
TNK-BP Finance SA, Senior Notes	7.500%	3/13/13	2,105,000	2,249,719	(b)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	2,830,000	3,105,925	(b)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	310,000	345,650	(b)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	218,000	243,070	(b)
Total Energy				75,137,115
Financials — 0.9%
Commercial Banks — 0.5%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,080,000	1,066,189	(b)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	570,000	570,402	(a)(b)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	454,000	454,910	(a)(b)
Total Commercial Banks				2,091,501
Diversified Financial Services — 0.4%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	1,765,000	1,740,617	(b)
Total Financials				3,832,118
Industrials — 1.3%
Building Products — 0.5%
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	730,000	810,300	(b)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	462,000	512,820	(b)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	810,000	866,700	(b)
Total Building Products				2,189,820

See Notes to Financial Statements.

8	Western Asset Emerging Markets Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2010

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Construction & Engineering — 0.8%
Odebrecht Finance Ltd., Senior Notes	7.500%	10/18/17	560,000	$ 606,200	(b)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	2,440,000	2,629,100	(b)
Total Construction & Engineering				3,235,300
Total Industrials				5,425,120
Materials — 7.6%
Containers & Packaging — 0.5%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	2,260,000	2,237,400	(b)
Metals & Mining — 6.6%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	2,250,000	2,206,969	(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,020,000	1,081,200	(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	998,000	1,057,880	(b)
Evraz Group SA, Notes	8.875%	4/24/13	2,265,000	2,415,056	(b)
Evraz Group SA, Notes	8.875%	4/24/13	730,000	775,625	(b)
Evraz Group SA, Notes	9.500%	4/24/18	810,000	893,025	(b)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	310,000	346,701
Southern Copper Corp., Senior Notes	5.375%	4/16/20	800,000	835,581
Southern Copper Corp., Senior Notes	6.750%	4/16/40	960,000	1,008,686
Vale Overseas Ltd., Notes	8.250%	1/17/34	6,656,000	8,426,396
Vale Overseas Ltd., Notes	6.875%	11/21/36	4,083,000	4,540,602
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	3,880,000	4,083,700	(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	360,000	385,200	(b)
Total Metals & Mining				28,056,621
Paper & Forest Products — 0.5%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,932,000	2,243,806
Total Materials				32,537,827
Telecommunication Services — 7.3%
Diversified Telecommunication Services — 4.4%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	8,540,000	7,728,700	(b)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	396,000	357,390	(b)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	1,458,000	1,348,650	(b)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	910,000	850,086	(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	1,600,000	1,596,000	(b)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	657,000	716,130	(b)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	750,000	812,812	(b)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	5,017,000	5,397,570	(b)
Total Diversified Telecommunication Services				18,807,338

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2010 Semi-Annual Report	9

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Wireless Telecommunication Services — 2.9%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	1,878,000		$ 2,115,058
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	1,270,000		1,393,825	(b)
True Move Co., Ltd.	10.750%	12/16/13	430,000		455,800	(b)
True Move Co., Ltd.	10.375%	8/1/14	2,340,000		2,457,000	(b)
True Move Co., Ltd., Notes	10.750%	12/16/13	5,310,000		5,628,600	(b)
Total Wireless Telecommunication Services					12,050,283
Total Telecommunication Services					30,857,621
Utilities — 2.4%
Electric Utilities — 1.8%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	1,860,000		2,152,950	(b)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	900,000		1,041,750	(b)
EEB International Ltd.	8.750%	10/31/14	720,000		781,200	(b)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	1,120,000		1,215,200	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	1,970,000		2,354,150	(b)
Total Electric Utilities					7,545,250
Independent Power Producers & Energy Traders — 0.4%
Colbun SA, Senior Notes	6.000%	1/21/20	1,660,000		1,774,759	(b)
Multi-Utilities — 0.2%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	870,000		1,020,075	(b)
Total Utilities					10,340,084
Total Corporate Bonds & Notes (Cost — $157,257,299)					172,506,880
U.S. Government & Agency Obligations — 0.2%
U.S. Government Agencies — 0.2%
Federal Home Loan Bank (FHLB), Bonds (Cost — $900,766)	4.750%	12/10/10	900,000		901,035

		Expiration Date	Warrants
Warrants — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost — $356,500)		4/15/20	11,500		304,750
Total Investments before Short-Term Investments (Cost — $374,103,463)					406,444,494

		Maturity Date	Face Amount†
Short-Term Investments — 1.9%
Sovereign Bonds — 1.2%
Egypt Treasury Bills	8.769%	1/4/11	24,875,000	EGP	4,260,618	(f)
Egypt Treasury Bills	8.385%	2/15/11	1,200,000	EGP	203,606	(f)

See Notes to Financial Statements.

10	Western Asset Emerging Markets Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2010

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — continued
Egypt Treasury Bills	8.569%	2/22/11	1,675,000	EGP	$283,712	(f)
Egypt Treasury Bills	9.178%	5/24/11	2,525,000	EGP	417,157	(f)
Total Sovereign Bonds (Cost — $5,245,882)					5,165,093
U.S. Government Agencies — 0.1%
Federal National Mortgage Association (FNMA), Discount Notes (Cost — $194,793)	0.240%	5/9/11	195,000		194,836	(f)(g)
Repurchase Agreements — 0.6%
Morgan Stanley tri-party repurchase agreement dated 11/30/10; Proceeds at maturity — $2,689,016; (Fully collateralized by U.S. government agency obligations, 1.23% due 8/23/2013; Market value — $2,743,158) (Cost — $2,689,000)	0.220%	12/1/10	2,689,000		2,689,000
Total Short-Term Investments (Cost — $8,129,675)					8,048,929
Total Investments — 97.7% (Cost — $382,233,138 #)					414,493,423
Other Assets in Excess of Liabilities — 2.3%					9,604,350
Total Net Assets — 100.0%					$424,097,773

†     Face amount denominated in U.S. dollars, unless otherwise noted.

*     Variable rate security. Interest rate disclosed is as of the most recent information available.

(a)    Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2010.

(b)    Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)    Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

(d)    Illiquid security.

(e)     Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(f)     Rate shown represents yield-to-maturity.

(g)    All or a portion of this security is held at the broker as collateral for open futures contracts.

#     Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
EGP	— Egyptian Pound
EUR	— Euro
GDP	— Gross Domestic Product
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol
PLN	— Polish Zloty
RUB	— Russian Ruble
TRY	— Turkish Lira

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2010 Semi-Annual Report	11

Western Asset Emerging Markets Income Fund Inc.

Summary of Investments by Country†

Russia	13.1%
Brazil	12.7
Mexico	12.3
Turkey	9.6
Venezuela	7.2
Colombia	6.0
Argentina	5.4
Indonesia	3.9
Peru	3.7
Malaysia	3.6
Chile	2.2
Thailand	2.1
Panama	2.0
Kazakhstan	1.9
United States	1.7
Qatar	1.7
Cayman Islands	1.5
Ireland	1.3
United Kingdom	1.1
Netherlands	0.9
Poland	0.8
Hungary	0.7
United Arab Emirates	0.7
Luxembourg	0.5
Trinidad and Tobago	0.5
British Virgin Islands	0.4
India	0.2
Germany	0.2
Bermuda	0.2
Short-term investments	1.9
100.0%

†  As a percentage of total investments. Please note that holdings are as of November 30, 2010 and are subject to change.

See Notes to Financial Statements.

12	Western Asset Emerging Markets Income Fund Inc. 2010 Semi-Annual Report

Statement of assets and liabilities (unaudited)

November 30, 2010

Assets:
Investments, at value (Cost — $382,233,138)	$414,493,423
Foreign currency, at value (Cost — $2,132,267)	2,115,665
Cash	68
Interest receivable	8,354,670
Unrealized appreciation on forward foreign currency contracts	1,068,456
Receivable from broker — variation margin on open futures contracts	23,458
Unrealized appreciation on swaps	12,450
Prepaid expenses	10,255
Total Assets	426,078,445

Liabilities:
Payable for securities purchased	1,354,171
Investment management fee payable	375,337
Deferred foreign capital gains tax	60,951
Directors’ fees payable	15,582
Accrued expenses	174,631
Total Liabilities	1,980,672
Total Net Assets	$424,097,773

Net Assets:
Par value ($0.001 par value; 28,613,964 shares issued and outstanding; 100,000,000 shares authorized)	$ 28,614
Paid-in capital in excess of par value	388,202,399
Undistributed net investment income	5,001,426
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(2,366,098)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	33,231,432
Total Net Assets	$424,097,773

Shares Outstanding	28,613,964

Net Asset Value	$14.82

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2010 Semi-Annual Report	13

Statement of operations (unaudited)

For the Six Months Ended November 30, 2010

Investment Income:
Interest	$18,630,160
Dividends	34,500
Less: Foreign taxes withheld	(76,401)
Total Investment Income	18,588,259

Expenses:
Investment management fee (Note 2)	2,205,803
Commitment fees (Note 5)	183,000
Custody fees	45,702
Directors’ fees	44,824
Transfer agent fees	41,536
Legal fees	36,573
Audit and tax	34,528
Shareholder reports	20,968
Stock exchange listing fees	11,107
Insurance	5,012
Miscellaneous expenses	5,735
Total Expenses	2,634,788
Net Investment Income	15,953,471

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	5,645,924
Futures contracts	765,807
Foreign currency transactions	(1,086,219)
Net Realized Gain	5,325,512
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	22,531,408
Futures contracts	(9,890)
Swap contracts	71,338
Foreign currencies	1,210,413
Change in Net Unrealized Appreciation (Depreciation)	23,803,269
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	29,128,781
Increase in Net Assets from Operations	$45,082,252

See Notes to Financial Statements.

14	Western Asset Emerging Markets Income Fund Inc. 2010 Semi-Annual Report

Statements of changes in net assets

For the six months ended November 30, 2010 (unaudited) and the year ended May 31, 2010	November 30	May 31

Operations:
Net investment income	$ 15,953,471	$ 23,923,947
Net realized gain	5,325,512	2,618,346
Change in net unrealized appreciation (depreciation)	23,803,269	43,641,958
Increase in Net Assets From Operations	45,082,252	70,184,251

Distributions to Shareholders From (Note 1):
Net investment income	(13,162,423)	(28,613,964)
Decrease in Net Assets From Distributions to Shareholders	(13,162,423)	(28,613,964)
Increase in Net Assets	31,919,829	41,570,287

Net Assets:
Beginning of period	392,177,944	350,607,657
End of period*	$ 424,097,773	$ 392,177,944
* Includes undistributed net investment income of:	$5,001,426	$2,210,378

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2010 Semi-Annual Report	15

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

	2010[1,2]		2010[2]		2009[2]		2008[2]		2007		2006
Net asset value, beginning of period	$13.71		$12.25		$14.52		$15.00		$14.34		$14.72
Income (loss) from operations:
Net investment income	0.56		0.84		0.87		0.90		0.81		0.98
Net realized and unrealized gain (loss)	1.01		1.62		(1.98)		(0.25)		1.18		0.35
Total income (loss) from operations	1.57		2.46		(1.11)		0.65		1.99		1.33
Less distributions from:
Net investment income	(0.46)		(1.00)		(1.03)		(0.77)		(0.68)		(0.78)
Net realized gains	—		—		(0.13)		(0.36)		(0.65)		(0.93)
Total distributions	(0.46)		(1.00)		(1.16)		(1.13)		(1.33)		(1.71)
Net asset value, end of period	$14.82		$13.71		$12.25		$14.52		$15.00		$14.34
Market price, end of period	$13.64		$12.08		$10.10		$13.41		$13.82		$12.57
Total return, based on NAV[3,4]	11.64%		20.55%		(6.94)%		4.62%		14.46%		9.12%
Total return, based on Market Price[4]	16.94%		30.04%		(15.05)%		5.86%		21.77%		5.05%
Net assets, end of period (000s)	$424,098		$392,178		$350,608		$354,852		$366,393		$350,372
Ratios to average net assets:
Gross expenses	1.25%[5]		1.34%		1.44%[6]		1.53%		1.27%		1.83%
Gross expenses, excluding interest expense[7]	1.25	[5]	1.34		1.42	[6]	1.28		1.18		1.17
Net expenses	1.25	[5]	1.34		1.44	[6]	1.53		1.27	[8]	1.82 [8]
Net expenses, excluding interest expense[7]	1.25	[5]	1.34		1.42	[6]	1.28		1.18	[8]	1.17 [8]
Net investment income	7.59	[5]	6.16		7.39		6.21		5.47		6.06
Portfolio turnover rate	16%		45%		36%		45%		87%		98%
Supplemental data:
Loans Outstanding, End of Period (000s)	—	[9]	—	[9]	—	[9]	—	[9]	—	[9]	$30,000
Asset Coverage (000s)	—	[9]	—	[9]	—	[9]	—	[9]	—	[9]	$380,372
Asset Coverage for Loan Outstanding	—	[9]	—	[9]	—	[9]	—	[9]	—	[9]	1,268%
Weighted Average Loan (000s)	—	[9]	—	[9]	—	[9]	—	[9]	$904		$38,767
Weighted Average Interest Rate on Loans	—	[9]	—	[9]	—	[9]	—	[9]	5.22%[9]		5.16%

1	For the six months ended November 30, 2010 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5	Annualized.
6

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees,both the gross and net expense ratios and both the gross and net expense ratios excluding interest expense would have been 1.43% and 1.40%, respectively.

7	Ratio includes commitment fees incurred on the line of credit.
8	Reflects fee waivers and/or expense reimbursements.
9	At November 30, 2010, May 31, 2010, May 31, 2009, May 31, 2008 and May 31, 2007, the Fund did not have an outstanding loan.

See Notes to Financial Statements.

16	Western Asset Emerging Markets Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

Western Asset Emerging Markets Income Fund Inc. 2010 Semi-Annual Report	17

•        Level 1 — quoted prices in active markets for identical investments

•        Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•        Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$230,685,901	—	$230,685,901
Collateralized senior loans	—	2,045,928	—	2,045,928
Corporate bonds & notes	—	172,506,880	—	172,506,880
U.S. government & agency obligations	—	901,035	—	901,035
Warrants	—	304,750	—	304,750
Total long-term investments	—	$406,444,494	—	$406,444,494
Short-term investments†	—	8,048,929	—	8,048,929
Total investments	—	$414,493,423	—	$414,493,423
Other financial instruments:
Forward foreign currency contracts	—	$ 1,068,456	—	$ 1,068,456
Interest rate swaps‡	—	12,450	—	12,450
Total other financial instruments	—	$ 1,080,906	—	$ 1,080,906
Total	—	$415,574,329	—	$415,574,329

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$23,206	—	—	$23,206

†  See Schedule of Investments for additional detailed categorizations.

‡  Values include any premiums paid or received with respect to swap contracts.

18	Western Asset Emerging Markets Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to

Western Asset Emerging Markets Income Fund Inc. 2010 Semi-Annual Report	19

the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the

20	Western Asset Emerging Markets Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as a realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

Interest rate swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S.

Western Asset Emerging Markets Income Fund Inc. 2010 Semi-Annual Report	21

dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income by the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular quarterly

22	Western Asset Emerging Markets Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any quarterly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon dispostition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of November 30, 2010, there were $60,951 of deferred capital gains tax liabilities accrued on unrealized gains.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and

Western Asset Emerging Markets Income Fund Inc. 2010 Semi-Annual Report	23

Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by each subadviser.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended November 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

Investments
Purchases	$66,715,275
Sales	64,383,381

At November 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 42,866,053
Gross unrealized depreciation	(10,605,768)
Net unrealized appreciation	$ 32,260,285

At November 30, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Buy:
U. S. Treasury 10-Year Notes	126	3/11	$15,660,987	$15,637,781	$(23,206)

24	Western Asset Emerging Markets Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At November 30, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Euro	JPMorgan Chase & Co.	10,094,800	$13,103,028	12/15/10	$1,068,456

At November 30, 2010, the Fund held the following open swap contracts:

INTEREST RATE SWAPS

Swap Counterparty	Notional Amount	Termination Date	Payments Made by the Fund	Payments Received by the Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse	$ 7,108,337	1/2/12	BRL-CDI†	10.560%	—	$ 8,580*
Credit Suisse	10,798,227	1/2/12	BRL-CDI†	10.510	—	3,870*
Total	$17,906,564				—	$12,450

†	Based on the Overnight Brazilian Interbank Deposit Rate. As of November 30, 2010, the Brazilian Interbank Deposit (CDI) rate was 10.64%.
‡	Percentage shown is an annual percentage rate.
*	Swap contract is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2010.

ASSET DERIVATIVES1

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Forward foreign currency contracts	—	$1,068,456	$1,068,456
Swap contracts[2]	$12,450	—	12,450
Total	$12,450	$1,068,456	$1,080,906

LIABILITY DERIVATIVES1

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[3]	$23,206	—	$23,206

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.
3

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

Western Asset Emerging Markets Income Fund Inc. 2010 Semi-Annual Report	25

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$765,807	—	$765,807
Forward foreign currency contracts	—	$(14,883)	(14,883)
Total	$765,807	$(14,883)	$750,924

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(9,890)	—	$ (9,890)
Swap contracts	71,338	—	71,338
Forward foreign currency contracts	—	$1,068,456	1,068,456
Total	$61,448	$1,068,456	$1,129,904

During the six months ended November 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$15,629,344
Forward foreign currency contracts (to buy)†	599,900
Forward foreign currency contracts (to sell)	8,554,421

Average Notional Balance
Interest rate swap contracts	$17,906,564

†  At November 30, 2010, there were no open positions held in this derivative.

The Fund’s contracts with derivative counterparties contain several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the

26	Western Asset Emerging Markets Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of November 30, 2010, there were no swap positions with credit related contingent features in a net liability position. The Fund did not hold or post collateral for its swap transactions.

5. Loan

At November 30, 2010, the Fund had a $48,000,000 credit line available pursuant to an amended and restated revolving credit and security agreement, dated as of November 20, 2006 and amended November 16, 2007, November 14, 2008, November 13, 2009, December 15, 2009, and again as of January 15, 2010, with CHARTA, LLC (the “Lender”), as successor by assignment to Panterra Funding, LLC, and Citibank N.A. (“Citibank”) as a secondary lender, for which Citibank also acts as administrative agent. Unless renewed, this agreement will terminate on January 13, 2011. The loan generally bears interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total amount of the loan available, whether used or unused. For the six months ended November 30, 2010, the Fund paid $183,000 in commitment fees. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

6. Distributions subsequent to November 30, 2010

On November 15, 2010, the Board of Directors of the Fund declared a dividend distribution in the amount of $0.2300 per share payable on December 30, 2010 to shareholders of record on December 23, 2010.

7. Capital loss carryforward

As of May 31, 2010, the Fund had a net capital loss carryforward of approximately $6,592,698, of which $201,318 expires in 2016, $640,760 expires in 2017 and $5,750,620 expires in 2018. These amounts will be available to offset any future taxable capital gains.

Western Asset Emerging Markets Income Fund Inc.	27

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Emerging Markets Income Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 10 and 11, 2010, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory

28	Western Asset Emerging Markets Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Agreements. The discussion below covers the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its sub-advisory duties thereunder,

Western Asset Emerging Markets Income Fund Inc.	29

provided that Western Asset, in each case, will supervise the activities of the delegee. Each Non-U.S. Sub-Adviser helps to provide certain sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all non-leveraged emerging markets debt closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2010 was ranked second among the six funds in the Performance Universe for that period and was better than the Performance Universe median; the Fund’s performance for each of the 3- and 5-year periods ended June 30, 2010 in each case was ranked third among the six funds in the Performance Universe for that period and was better than the Performance Universe median; and the Fund’s performance for the 10-year period ended June 30, 2010 was ranked first among the five funds in the Performance Universe for that period. The Board also considered the Fund’s performance in relation to its benchmarks and in absolute terms, as well as the volatile market conditions during 2008.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management Agreement and Sub-Advisory Agreements for an additional period not to exceed one year.

30	Western Asset Emerging Markets Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and five other non-leveraged emerging markets debt closed-end funds, as classified by Lipper. The Expense Universe funds had net common share assets ranging from $70.2 million to $564.9 million. Two of the other funds in the Expense Universe were larger than the Fund and three of the other funds were smaller.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the Management Fee on a contractual basis was ranked fifth among the six funds in the Expense Universe and was worse than the Expense Universe median; the Management Fee on an actual basis (i.e., giving in effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked fourth among the funds in the Expense Universe and was worse than the Expense Universe median; and the Fund’s actual total expenses were ranked third among the funds in the Expense Universe and were better than the Expense Universe median. The Board noted the small number of funds in the Expense Universe, making meaningful comparisons difficult.

At the Contract Renewal Meeting, the Board considered and approved a request (the “Cost Allocation Request”) from the Manager to allocate to the Fund certain fund accounting and financial reporting costs previously paid by the Manager on a voluntary basis in line with industry practice and the

Western Asset Emerging Markets Income Fund Inc.	31

terms of the Management Agreement. In doing so, the Board reviewed supporting information and analyses provided by the Manager, including information and analyses as to the impact of the Cost Allocation Request on Fund expenses.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager. At the Contract Renewal Meeting, the Board noted that the Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response, discussed differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2010 and March 31, 2009. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant

32	Western Asset Emerging Markets Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

changes in those methodologies since the report was rendered. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had increased by 3 percent over the period covered by the analysis. The Manager presented information to the Board showing that the Cost Allocation Request would increase profitability slightly. The Board concluded that profitability remained at a reasonable level given the nature, scope and overall quality of the investment advisory and other services provided to the Fund by the Manager and the Sub-Advisers.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be in the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements as part of the Contract Renewal Information

Western Asset Emerging Markets Income Fund Inc.	33

and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

34	Western Asset Emerging Markets Income Fund Inc.

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Emerging Markets Income Fund Inc. was held on September 24, 2010, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	21,065,287	647,363
Daniel P. Cronin	20,670,589	1,042,061
William R. Hutchinson	20,532,837	1,179,813

At November 30, 2010, in addition to Carol L. Colman, Daniel P. Cronin and William R. Hutchinson the other Directors of the Fund were as follows:

Paolo M. Cucchi
Leslie H. Gelb
R. Jay Gerken, CFA
Riordan Roett
Jeswald W. Salacuse

Western Asset Emerging Markets Income Fund Inc.	35

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock (“Shares”) of Western Asset Emerging Markets Income Fund Inc., will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

36	Western Asset Emerging Markets Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may

Western Asset Emerging Markets Income Fund Inc.	37

commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended

38	Western Asset Emerging Markets Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

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Western Asset

Emerging Markets Income Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken, CFA
Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Officers

R. Jay Gerken, CFA
President and
Chief Executive Officer

Kaprel Ozsolak
Chief Financial Officer

Ted P. Becker
Chief Compliance Officer

John Chiota
Identity Theft Protection Officer

Robert I. Frenkel
Secretary and Chief Legal Officer

Thomas C. Mandia
Assistant Secretary

Steven Frank
Treasurer

Jeanne M. Kelly
Senior Vice President

Western Asset Emerging Markets Income Fund Inc.

55 Water Street
New York, NY 10041

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Independent registered public accounting firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017

New York Stock Exchange Symbol

EMD

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Emerging Markets Income Fund Inc.

Western Asset Emerging Markets Income Fund Inc.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Emerging Markets Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX011557 1/11 SR10-1264

ITEM 2.                                                   CODE OF ETHICS.

Not applicable.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                                                   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                                                   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                                                   PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                             CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12                                                EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Income Fund Inc.

Date:	January 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Income Fund Inc.

Date:	January 26, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Emerging Markets Income Fund Inc.

Date:	January 26, 2011